SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K
                                CURRENT REPORT
        Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                                April 20, 2001
                                Date of Report
                      (Date of Earliest Event Reported)

                              MEDI-HUT CO., INC.
                            ----------------------
            (Exact name of registrant as specified in its charter)

   Delaware                      000-27119                 222-436-721
  (State of Incorporation)      (Commission              (IRS Employer
                                 File Number)            Identification No.)


                           1935 Swarthmore Avenue
                          Lakewood, New Jersey 08701
                                (732) 901-0606
        (Address of principal executive offices and  telephone number)



                            ITEM 5:  OTHER EVENTS

Chief Financial Officer

     On April 20, 2001 the Medi-Hut Board of Directors appointed Laurence M. Simon as our Chief Financial Officer. Mr. Simon is a certified public accountant who has over 14 years of experience in the accounting field assisting clients with corporate finance, Securities and Exchange Commission reports, and preparation of corporate and fiduciary tax returns. Since 1989, he has been employed by the accounting firm of Rosenberg, Rich, Baker, Berman and Company, CPAs, located in Bridgewater, New Jersey. Rosenberg, Rich, Baker, Berman has been Medi-Hut's independent auditor for the past two fiscal years. He is a member of the American Institute of Certified Public Accountants and the New Jersey Society of Certified Public Accountants. He received a bachelor's degree in accounting from Belmont Abbey College located in Belmont, North Carolina.

Audit Committee

     On April 20, 2001 our Board established an audit committee and adopted a
written charter for that committee.   The members of the committee are:  James
G. Aaron, Robert Russo and James S. Vaccaro. The major responsibilities of this committee include:

1. Review and recommend to the Board independent auditors and the level of fees for a proposed audit;
2. Review the scope of a proposed audit, review the audit procedures and review the results of the audit;
3. Monitor the integrity and quality of annual and interim financial reporting to the shareholders;
4.  Monitor the adequacy of our system of internal accounting controls; and
5. Provide reports of its findings to the Board that result from financial reporting oversight.

Interim Financial Statements

     In anticipation of our application to NASDAQ (National Association of Securities Dealers, Inc., Automated Quotations) we have prepared interim unaudited financial statements for the period ended March 31, 2001, which we have attached to this report. The financial information presented below with respect to Medi-Hut's statements of operations for the two and five months ended March 31, 2001 is unaudited. This financial information, in the opinion of Medi-Hut's management, includes all adjustments consisting of normal recurring entries necessary for the fair presentation of such data. The results of operations for the two and five months ended March 31, 2001 are not necessarily indicative of results to be expected for any subsequent period.


Balance Sheet March 31, 2001..............................................F-1
Income statement two and five months ended March 31, 2001.................F-3
Cash flow statements two and five months ended March 31, 2001.............F-4
Notes.....................................................................F-5

                              Medi-Hut Co., Inc.
                                Balance Sheet
                                March 31, 2001


                                                       March 31, 2001
                                                      ----------------
 ASSETS

 CURRENT ASSETS
    Checking account                                  $     1,017,376
    Money market account                                      788,156
    Investment - Commercial Paper                           1,500,000
    Accounts Receivable                                     1,346,855
    Accrued Interest Receivable                                11,705
    Note Receivable                                           281,250
    Deferred Insurance                                         67,899
    Deferred Consulting Services                               92,347
    Merchandise Inventory                                     172,542
                                                      ----------------

 TOTAL CURRENT ASSETS                                       5,278,130

 PROPERTY AND EQUIPMENT, NET OF                               124,683
    ACCUMULATED DEPRECIATION

 OTHER ASSETS
    Joint Venture Investment at Equity                      1,000,000
    Patent, Net of Amortization                                36,789
    Deposits on Equipment                                     278,367
                                                      ----------------

 TOTAL OTHER ASSETS                                         1,315,156
                                                      ----------------

 TOTAL ASSETS                                         $     6,717,969
                                                      ================



                  See Notes to Interim Financial Statements
                                **Unaudited**

                              Medi-Hut Co., Inc.
                                Balance Sheet
                                March 31, 2001



 LIABILITIES AND EQUITY

 CURRENT LIABILITIES
    Accounts Payable                                  $     1,050,904
    Payroll Taxes Payable                                       9,542
    Accrued Expenses                                           36,527
    Accrued Income Taxes Payable                               43,620
    Deferred Income Taxes Payable                              24,877
    Due to Joint Venture Investment                           250,000
                                                      ----------------

 TOTAL CURRENT LIABILITIES                                  1,415,470

 EQUITY
    Capital Stock                                              12,109
    Additional paid in capital                              8,585,974
    Consultant Services to be Provided                     (2,106,000)
    Deferred Charges                                          (57,506)
    Retained (Deficit)/Earnings                            (1,132,078)
                                                      ----------------

 TOTAL EQUITY                                               5,302,499
                                                      ----------------

 TOTAL LIABILITIES AND EQUITY                         $     6,717,969
                                                      ================








                  See Notes to Interim Financial Statements
                                **Unaudited**

                              Medi-Hut Co., Inc.
                               Income Statement
           For the Two Months and Five Months Ended March 31, 2001



                                            February 1,2001  November 1, 2000
                                                    to               to
                                             March 31, 2001   March 31, 2001
                                            ---------------- ----------------

 SALES
   Sales                                    $     1,363,782  $     3,574,594
   Sales discounts                                     (609)          (6,275)
                                            ---------------- ----------------
 Total SALES                                      1,363,174        3,568,320

 COST OF SALES
   BEGINNING INVENTORY                              214,054          238,808
   Purchases                                      1,130,574        3,047,773
   Purchases discounts                                    0                0
   Freight In                                             0                0
   Ending Inventory                                (172,542)        (172,542)
   Freight out                                       13,121           25,197
                                            ---------------- ----------------
 Total COST OF SALES                              1,185,207        3,139,236
                                            ---------------- ----------------

 Total GROSS PROFIT                                 177,967          429,084

 GENERAL & ADMINISTRATIVE                           129,631          270,427
                                            ---------------- ----------------

 Total NET OPERATING INCOME (LOSS)                   48,336          158,657

 OTHER (INCOME) AND EXPENSES
   Interest Income                                  (20,052)         (36,400)
   Interest Expense                                     574            1,174
   Depreciation Expense                               8,651           22,585
   Amort of Patent Expenses                             366              515
                                            ---------------- ----------------
 Total OTHER (INCOME) AND EXPENSES                  (10,461)         (12,126)
                                            ---------------- ----------------

 NET INCOME (LOSS) BEFORE TAX                        58,797          170,783

 INCOME TAXES
   Provision for Income Taxes                        28,914           58,638
                                            ---------------- ----------------
 INCOME TAXES                                        28,914           58,638
                                            ---------------- ----------------

 NET INCOME (LOSS)                          $        29,883  $       112,145
                                            ================ ================

INCOME /(LOSS) PER COMMON SHARE                       0.003            0.010
                                            ================ ================
INCOME /(LOSS) PER COMMON SHARE
   ASSUMING DILUTION                                  0.003            0.010
                                            ================ ================





                  See Notes to Interim Financial Statements
                                **Unaudited**

                              Medi-Hut Co., Inc.
                        Condensed Cash Flow Statements
           For the Two Months and Five Months Ended March 31, 2001



                                                  Two Months     Five Months
                                                    Ended          Ended
                                                March 31, 2001 March 31, 2001
Description                                     -------------- --------------
-----------

Net Cash Provided (Used) by Operating Activities     (336,614)         8,272

Cash Flows from Investing Activities -

Investment in Joint Venture                          (250,000)      (750,000)
Deposits on equipment                                 (45,100)       (95,100)
Purchase of marketable securities                  (1,200,000)    (1,100,000)
Purchase of equipment                                       0         (4,133)
                                                -------------- --------------

Net Cash (Used) by Investing Activities            (1,495,100)    (1,949,233)


Cash Flows from Financing Activities -

Issuance of stock in exchange for
 insurance coverage                                         0         18,000
Exercise of stock warrants                            931,250      1,231,250
Sale of stock                                       1,995,000      1,995,000
                                                -------------- --------------

Net Cash Provided by Financing Activities           2,926,250      3,244,250

Net Increase (Decrease) in Cash                     1,094,536      1,303,289

Cash at Beginning of Period                           710,996        502,243
                                                -------------- --------------

Cash at End of Period                           $   1,805,532  $   1,805,532
                                                ============== ==============


Schedule of Non-Cash Financing and Investing Activities*

    The Balance Sheet of Medi-Hut Co., Inc. presents a non-cash item at 3/31/01, which is a $250,000 existing commitment to the Joint Venture Investment.


                  See Notes to Interim Financial Statements
                                **Unaudited**

                              Medi-Hut Co., Inc.
                  Notes to the Interim Financial Statements
                               March 31, 2001

NOTE 1 - BASIS OF PRESENTATION

      The accompanying unaudited interim financial statements have been prepared in accordance with generally accepted accounting principles for interim financial information and with the instructions to item 310 of Regulation S-B. Accordingly, they do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements. In the opinion of management, all adjustments (consisting of normal recurring accruals) considered necessary for a fair presentation have been included. Operating results for the two months and five months ended March 31, 2001 are not necessarily indicative of the results that may be expected for the year ended October 31, 2001.


NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of Organization

      Medi-Hut Co., Inc. (the Company), is a company in the business of selling wholesale medical supplies. The Company was incorporated on November 22, 1982 in the State of New Jersey. On January 28, 1998, the Company entered into an Agreement and Plan of Reorganization (APR) with a public company Indwest, Inc. (Indwest), a Utah company incorporated on August 20, 1981 (formerly known as Gibraltor Energy, Gibraltor Group, Computermall of Philadelphia, Inc. and Steering Control Systems, Inc.) Pursuant to the APR, Medi-Hut's shareholders exchanged 100% of their common shares for 4,295,000 newly issued shares of Indwest on March 3, 1998.

      For accounting purposes, the acquisition has been treated as an acquisition of Indwest by Medi-Hut and a recapitalization of Medi-Hut. The historical financial statements prior to January 28, 1998 are those of Medi-Hut. Pro-forma information is not presented since the combination is considered a recapitalization. Subsequent to the exchange, Medi-Hut merged with Indwest whereby Medi-Hut ceased to exist and Indwest, the surviving corporation, changed its name to Medi-Hut Company, Inc. On February 2, 1998 Medi-Hut Company, Inc. changed its state of domicile from Utah to Delaware. The surviving corporation's operations are entirely those of the former and new Medi-Hut.

Investments in Marketable Securities
      The Company invests in debt securities, which are classified at the date of purchase as held-to-maturity securities. Held-to-maturity securities are reported at amortized cost, as the Company has both the ability and intent to hold such securities until maturity.

Accounts Receivable
      No reserve for doubtful accounts has been established since management believes that all accounts receivable are collectible in full.


                                **UNAUDITED**

                              Medi-Hut Co., Inc.
                  Notes to the Interim Financial Statements
                                March 31, 2001

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, Continued

Inventory
      Inventory is stated at the lower of cost (determined on a first-in, first-out basis) or market. Market values represent the lower of replacement cost or estimated net realizable value.


Deferred Charges
      Deferred charges are comprised of costs incurred by the Company for seeking small business loan financing. These charges will be amortized over the loan period when and if such financing is obtained or expensed in full should such financing not be obtained. No amortization expense has been recognized during the two and five months ended March 31, 2001.

Depreciation
      Machinery and equipment are stated at cost. Depreciation is computed using the straight-line method for financial reporting purposes, which amounted to $22,585 for the five months ended March 31, 2001. The estimated useful lives of the machinery and equipment assets for financial statement purposes are five years. The estimated useful lives of molds for financial statement purposes are three years. For income tax purposes, recovery of capital costs for machinery and equipment and molds are made using accelerated methods over the asset's class life. Repairs and maintenance expenditures, which do not extend the useful lives of the related assets are expensed as incurred.

Research and Development
      The only research and development costs incurred relate to patent and licensing costs which are being amortized over their remaining useful lives of 20 years on a straight line basis beginning on the patent application dates. Total amortization for the five months ended March 31, 2001 was $515.

Revenue Recognition
      Revenue from product sales is recognized at the time of shipment provided that the resulting receivable is deemed probable of collection.

Income Taxes
      In accordance with the provisions of Financial Accounting Standards Board Statement No. 109, "Accounting for Income Taxes" (SFAS No. 109"), deferred taxes are recognized for depreciation differences between book and tax methods and for operating losses that are available to offset future taxable income. Valuation allowances are established when necessary to reduce deferred tax assets to the amount expected to realize.

                                **UNAUDITED**

                              Medi-Hut Co., Inc.
                  Notes to the Interim Financial Statements
                                March 31, 2001

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, Continued

Use of Estimates
      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities Issued for Services
      The Company accounts for common stock and common stock purchase warrants issued for services by reference to the fair market value of the Company's stock on the date of stock issuance or warrant grant in accordance with Financial Accounting Standards Board Statement No. 123 "Accounting for Stock-Based Compensation. (FASB 123)" Compensation/consultant expense is recorded for the fair market value of the stock and warrants issued.


NOTE 3 - CONCENTRATIONS OF CREDIT AND BUSINESS RISK

      The Company maintains cash balances in a financial institution. Accounts at the institution are insured by the Federal Deposit Insurance Corporation up to $ 100,000 per account, of which the Company's accounts may, at times, exceed the federally insured limits.

      The Company provides credit in the normal course of business to customers located primarily in the northeastern portion of the U.S. The Company performs ongoing credit evaluations of its customers.

NOTE 4 - MARKETABLE SECURITIES

      The Company had investments in Held-to maturity debt securities on March 31, 2001 in the amount of $1,500,000. The securities had terms ranging from 30 to 90 days and fixed interest rates ranging from 5.32% to 5.20% per annum and are unsecured.


NOTE 5 - INVENTORY

      Inventory consists of purchased finished goods, which totaled $172,542 at March 31, 2001.


NOTE 6 - LINES OF CREDIT

      On January 31, 2001 the Company received a bank commitment on a $750,000 revolving line of credit under which the bank has agreed to make loans at 3/4% above the prime interest rate. The Company's business assets secure the note. As of March 31, 2001 there was $ 0 outstanding on the line.


                                **UNAUDITED**

                              Medi-Hut Co., Inc.
                  Notes to the Interim Financial Statements
                                March 31, 2001

NOTE 7 - EXERCISED WARRANTS

      On December 18, 2000, 100,000 warrants were exercised by a warrant holder totaling $300,000 of proceeds to the Company and the issuance of 100,000 shares of common stock. On January 31, 2001, 700,000 warrants were exercised by two different warrant holders totaling $1,212,500 of proceeds to the Company and the issuance of 700,000 shares of common stock.


NOTE 8 - REGISTRATION OF ADDITIONAL SECURITIES

      On January 29, 2001 the Company registered an additional 2,250,000 shares of common stock with The Securities and Exchange Commission for the purpose of raising additional working capital.


NOTE 9 - OPERATING LEASE COMMITMENTS

      The Company leases certain office and warehouse space (90 days cancelable) and an automobile under operating leases.

The following is a schedule of future minimum rental payments (exclusive of common area charges) required under operating leases that have initial or remaining non-cancelable lease terms in excess of one year as of Mach 31, 2001

         Year Ending October 31,
                2001                          $  3,907
                2002                             6,697
                2003                             2,789
                                              --------
         Total minimum payments required      $ 13,393

Rent Expense for the five months ended March 31, 2001 amounted to $12,315

The office and warehouse lease contain provisions for contingent rental payments based upon increases in taxes, insurance and common area maintenance expense.


NOTE 10 - NOTES RECEIVABLE

      The Company holds a promissory note receivable in the amount of $281,250 from an investor. The note represents the final amount due derived from the exercise of warrants on 1/31/01. The note bears an interest rate of 8% per annum and is payable in full on April 18, 2002

                                **UNAUDITED**

                              Medi-Hut Co., Inc.
                  Notes to the Interim Financial Statements
                                March 31, 2001

NOTE 11 - INVESTMENTS

      On November 16, 2000 the Company entered into a joint venture agreement with a South Korean company whereby Medi-Hut shall contribute $1,000,000 for a 44% interest in the entity. The Korean Government approved the registration of the new entity on February 15, 2001. The entity will provide a facility for the production of the Company's patented safety syringe and allow for better control over the manufacturing and distribution process. As of March 31, 2001 the Company had a liability of $250,000 to the entity.


NOTE 12 - ISSUANCE OF STOCK

      On January 5, 2001 the Company issued 4,000 shares of common stock valued at $18,000 to an insurance company in exchange for a Directors and Officer's liability policy.


NOTE 13 - SALE OF STOCK

      On February 1, 2001 the Company sold 475,000 units to an investor in accordance with the provisions of Section4(2) and Regulation D of the Securities Act of 1933. Each unit had a price of $4.20 and was comprised of one share of the Company's common stock and one warrant to purchase a share of common stock in the Company, exercisable for a period of five years. The aforementioned warrants grant the investor or holder the right to purchase one additional share at a price of $5.25 per share.


                                **UNAUDITED**
                                     F-9

                              Medi-Hut Co., Inc.
                  Notes to the Interim Financial Statements
                               March 31, 2001


NOTE 14 - EARNINGS (LOSS) PER COMMON SHARE

      Earnings (loss) per common share, in accordance with the provisions of Financial Accounting Standards Board No. 128, "Earnings per Share", is computed by dividing net income (loss) by the weighted average number of
shares of common stock outstanding during the period.    At March 31, 2001,
the following amounts were used in computing earnings per share and the effect on the weighted average number of shares of dilutive potential common stock. The number of shares used in the calculations reflects of the common stock equivalents (warrants) if exercised:

                                             2 Months Ended   5 Months Ended
                                                 3/31/01         3/31/01
                                             ---------------   -------------
      Weighted average number of common
         Shares used in basic EPS                12,100,749      11,359,733

      Effect of Dilutive Securities:
            Warrants                                 72,594          79,594
                                             ---------------   -------------
      Weighted average number of common
         Shares and dilutive potential
         Common stock used in diluted EPS        12,173,343      11,439,347
                                             ===============   =============


NOTE 15 - FAIR VALUE OF FINANCIAL INSTRUMENTS

Cash, Accounts Receivable, Accounts Payable and Lines of Credit
     The carrying amount approximates fair value because of the short maturities of these instruments.

Limitations
      Fair value estimates are made at a specific point in time, based on relevant market information and information about the financial instrument. These estimates are subjective in nature and involve uncertainties and matters of significant judgment and therefore cannot be determined with precision. Changes in assumptions could significantly affect the estimate.


                                **UNAUDITED**

                              Medi-Hut Co., Inc.
                  Notes to the Interim Financial Statements
                               March 31, 2001

NOTE 16 - WARRANTS/ CONSULTANT SERVICES TO BE PROVIDED

On October 1, 2000 the Company executed an agreement for public relations services to be provided. The original terms of the agreement required cash payments of $100,000 per month, totaling $1,200,000 and 600,000 warrants entitling the holder to an exercise price of $5.00 per share. The requirements of the agreement were amended to provide no cash payments and the 600,000 warrants to be adjusted to an exercise price of $2.50 per share, The warrants have full vesting rights upon issuance and an expiration date of October 1, 2005

NOTE 17 - PLANNED MERGER

      On March 5, 2001 the Company announced it's signing of a letter of intent to enter into an Agreement and Plan of Reorganization with a competing sales and marketing organization. The Company will enter into the agreement through a stock-for-stock exchange.


                                **UNAUDITED**
                                     F-11

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Medi-Hut Co., Inc.


By: /s/ Joseph Sanpietro, Pres.                          4/24/01
    ___________________________________________ Date: _______________________
    Joseph A. Sanpietro, President and Director